Exhibit 99.1

 Near-Term Value Creation for Neglected and Rare Diseases Through Innovative Business Models  OTC: KBIO www.kalobios.com  | Corporate Overview April 20, 2017   1

 Forward-Looking Statements  | Corporate Overview   2  This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and actual results could differ materially from the forward-looking statements.Words such as “will,” “expect,” “intend,” “plan,” “predict,” “potential,” “possible,” and similar expressions identify forward-looking statements, including, without limitation, statements related to the scope, progress, expansion, and costs of developing and commercializing the Company’s product candidates; opportunity to benefit from anticipated regulatory incentives for product candidates; and anticipated expenses related to development activities, clinical trials and the development and potential commercialization of product candidates.Forward-looking statements are subject to risks and uncertainties including, but not limited to, the Company’s lack of revenues, history of operating losses, limited cash reserves and ability to obtain additional capital to develop and commercialize its product candidates, including the additional capital which will be necessary to complete the clinical trials that the Company has initiated or plans to initiate, and continue as a going concern; the Company’s ability to execute its strategy and business plan; the ability of the Company to list its common stock on a national securities exchange, whether through a new listing or by completing a reverse merger or other strategic transaction; the availability of a 505(b)(2) development pathway for the potential approval by FDA of the Company’s benznidazole candidate as a treatment for Chagas disease remaining acceptable to FDA in the future; the fact that a 505(b)(2) pathway does not assure a product candidate will be deemed safe or effective, or that FDA approval will be obtained; the requirement that the Company be first to receive FDA approval for benznidazole as a treatment for Chagas disease as a prerequisite to the Company’s ability to apply for or receive a Priority Review Voucher in respect of that candidate; uncertainties relating to the timetable for FDA action under the new presidential administration; the potential timing and outcomes of clinical studies of benznidazole, lenzilumab, ifabotuzumab or any other product candidates and the uncertainties inherent in clinical testing; the commercial viability of the Company’s proposed drug pricing program; the ability of the Company to timely source adequate supply of its development products from third-party manufacturers on which the Company depends; the potential, if any, for future development of any of its present or future products; the Company's ability to successfully progress, partner or complete further development of its programs; the ability of the Company to identify and develop additional products; the Company's ability to attain market exclusivity or to protect its intellectual property; competition; changes in the regulatory landscape that may prevent the Company from pursuing or realizing any of the expected benefits from the various regulatory incentives at the center of its strategy, or the imposition of regulations that affect the Company's products; and the various risks described in the "Risk Factors" and elsewhere in the Company's periodic and other filings with the Securities and Exchange Commission.You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. The company has no obligation, and expressly disclaims any obligation to update, revise or correct any of the forward-looking statements, whether as a result of new information, future events or otherwise.

 Turnaround story focused on delivering value to shareholders Clinical stage neglected and rare disease assets with clear development pathway and modest investment needed to reach potentially significant value inflection pointsBenznidazole franchise: potential approval with market exclusivity plus potential PRV sale in latter half of 2018; standalone, focused commercial opportunity in US that can be leveraged with synergistic products in adjacent therapeutic areas to Chagas; larger patient market opportunity in LATAM; compelling strategic partnership opportunity; lifecycle management plan Lenzilumab franchise: multiple potential indications plus potential PRV; significant markets in Orphan areas; multiple licensing and commercial opportunities; lifecycle management planExperienced, focused management with track record of efficient execution and commitment to leadership in responsible, transparent pricing  Unique Investment Opportunity  | Corporate Overview   3

Leadership



Cameron Durrant, MD, MBA
Chairman and CEO
- Senior pharmaceutical and biotech exec, turnaround specialist
- Senior exec roles at Pharmacia/Pfizer, J+J in US, Merck, GSK in Europe; experience as Exec Chairman, CEO and CFO; CEO roles at three specialty pharma groups
- Expertise in anti-infectives, pediatrics, oncology



Morgan Lam
Chief Scientific Officer
- Extensive industry experience in clinical research
- Head of Clinical Operations and Development KaloBios
- Executive Director, Medical Affairs, Geron



Dave Tousley, MBA, CPA
Interim Chief Financial Officer
- More than 35 years experience in biotech, spec pharma, big pharma
- Senior exec roles, President, COO, CFO
- Pasteur, Merieux, Connaught, AVAX, airPharma, PediaMed, DARA Biosciences



Tariq Arshad, MD, MBA
Head of Clinical and Medical Affairs
- Extensive industry experience in clinical development
- Experienced in orphan, pediatrics, oncology, pediatric oncology, immunology
- Pharmacia/Pfizer, Genentech, Xoma



Niv Caviar, MBA
Head of Corporate/Business Development
- Senior functional roles in marketing, business development, strategic planning
- Senior exec roles, CEO, EVP-CBO, CFO, VP Bus Dev
- La Jolla Pharma, Allergan, Suneva, SpineOvations, Affymetrix, Accenture



Christopher Bowe
Head of Corporate Affairs
- Deep experience advising CEOs on articulating, executing strategy through corporate affairs
- Former Strategic Affairs advisor at Schering-Plough
- Industry thought leader, prior award-winning writer Financial Times



Steve Pal, MBA
Head of Commercial
- Global pharma and consumer healthcare product commercialisation
- Former Corporate VP Global Strategic Marketing, Health Outcomes, Strategy and Research, Global Medical Affairs, Allergan

4 | Corporate Overview

KALOBIOS

 Management Experience Developing And Launching Relevant Products  | Corporate Overview   5

Two-Pronged Value Model: Near-Term Return, Propelling Long-Term Value Creation

Hunt
Late-stage, neglected, rare/orphan assets

Smart
Investment in underappreciated assets: speed to market and unmet need in neglected and rare/orphan areas


NEAR-TERM
LONG-TERM

Leverage
Existing FDA incentives for efficiency: 505(b)(2), Orphan, Priority Review, Fast-Track, Breakthrough

Value Creation
Potential robust commercial return: PRV returns fuel pipeline development

Value Options
From multiple FDA catalysts like PRV, licensing, commercialization, international opportunities

6 | Corporate Overview

KALOBIOS

 Current Pipeline  | Corporate Overview   7    Pre-clin  Phase I  Phase II  Phase III  NDA/BLA              Benznidazole (potential PRV)Chagas diseaseAnti-infective                        LenzilumabCMML Anti-GM-CSF mAb            Lenzilumab (potential PRV)JMML (peds) – dependent on interim data in CMMLAnti-GM-CSF mAb                        Ifabotuzumab (potential PRV)Solid (peds) tumorsAnti-EphA3 mAb                    Partnering potential    Intend to seek approval pursuant to 505(b)(2) pathway

 Benznidazole  a potential treatment for Chagas disease (CD)  | Corporate Overview   8

CHAGAS disease

A chronic, potentially life-threatening infectious disease spread by contact with feces of an infected triatomine insect (called “kissing bugs”); congenital transmission

Insect carries the parasite called *Trypanosoma cruzi*

350,000

Infected individuals in US*

Significant portion of chronic patients progress to serious heart illness

Can also affect swallowing, digestion and cause neurological complications

KEY TAKEAWAYS

- Neglected tropical disease presenting in the US and other nations
- On FDA list of NTDs eligible for PRV
- Currently no FDA-approved treatments
- Immediate need for reliable benznidazole supply in US and abroad

*Manne-Goehler J, Umeh CA, Montgomery SP, Wirtz VJ (2016) Estimating the Burden of Chagas Disease in the United States. PLoS Negl Trop Dis 10(11): e0005033.

9 | Corporate Overview

KALOBIOS

 Benznidazole: the Preferred Treatment Globally for Chagas  | Corporate Overview   10          N  N  HN  N

Benznidazole Strategy, Development Plan on Track



Positive FDA Guidance

- Received minutes from productive meeting December 6, 2016

505(b)(2) Pathway

- Acceptable to FDA
- Expect no clinical efficacy or safety studies

PRV Eligibility Confirmed

- Currently expected to be eligible if approved for Chagas disease

Progress to Submission

- Manufacturing batches of drug complete, prototype tablets made
- Secured safety/efficacy databases
- Next FDA meeting already scheduled

11 | Corporate Overview

KALOBIOS

Benznidazole Target Approval Plan



2016
2017
2018
H1
H2
H1
H2
H1
H2
Manufacturing (CMC)
Analytical methods development
Drug substance
Drug product
Stability studies
Non-Clinical (Non-Human)
Metabolism / PK
Toxicity assessment
T.cruzi biology
Environmental assessment
Clinical
Summary of relevant clinical studies
Right of Reference & data extraction for studies
Human bioavailability (BA) Study
Regulatory
Pre-IND meeting & open IND
Orphan drug status application
Pediatric plan
Pre-NDA meeting
Assembly of NDA & NDA filing
Pre-IND meeting
IND submission
NDA submission

12 | Corporate Overview

KALOBIOS

Benznidazole Franchise Could Generate Significant Value – Several Potential Drivers Following FDA Approval

U.S. PRV: Estimated $125-250MM deal potential - possible late 2018 realization	**U.S. Commercialization:** Estimated $50-100M peak sales potential* - 20,000 patients
LATAM Licensing: Estimated $50-100MM deal potential - 400,000+ patients - possible realization in 2019 if FDA approval attained in 2018	**Life Cycle Management:** Estimated $50-100MM deal potential - 400,000+ patients - Applies to US and LATAM commercialization

*Based on historical industry development, with peak sales expected between years 7 and 8 post-launch and assuming KaloBios brings the first to market in the US for the treatment of Chagas disease

13 | Corporate Overview

KALOBIOS

The Burden of Chagas Disease in the US: ~350,000 patients


Latin American-born residents: estimated ~350,000+*

Autocthonous case
Number unknown

*Sources: Bern and Montgomery 2009, Manne-Goehler et al. 2016


Estimated Cases of Chagas Disease in the United States, 2012
State ranking by estimated cases*:
1. California 70,000
2. Texas 37,000
3. Florida 18,000
4. New York 17,000
* doesn't include undocumented

*Manne-Goehler J, Umeh CA, Montgomery SP, Wirtz VJ (2016) Estimating the Burden of Chagas Disease in the United States. PLoS Negl Trop Dis 10(11): e0005033.

Acute Phase + Congenital Prevalence	Chronic Indeterminate Phase Prevalence	Chronic / Symptomatic Phase Prevalence
Less than 1000	200,000-250,000	60,000-100,000

Currently less than 1% diagnosed and less than 0.2% treated

KALOBIOS

Building The Benznidazole Franchise: US Commercial

- Targeted approach to focus on key US regions with higher prevalence: CA, TX, FL, NY, VA

  1. Build Awareness to screen and test among Hispanic population and targeted clinics, health centers as well as key specialists (key CV and ID physicians); partnering with key NGO's, state and local health services
  2. Educate and support targeted healthcare providers about benznidazole treatment via small number of reps, MSLs, acct managers, local medical education progs
  3. Develop and implement seamless reimbursement program to ensure barriers to drug access are eliminated. Deploy small government/payer reimbursement field team to support clinics and patients in obtaining treatment. NO PATIENT SHOULD BE DENIED TREATMENT DUE TO COST

- With drug availability/access, leading to increased awareness , we expect Chagas diagnosis may expand to 30-50% of the acute/congenital/chronic-symptomatic populations and 5-10% of the indeterminate/asymptomatic group by years 3-5, a proportion of which will receive benznidazole


Prevalence
350,000+
Future State Diagnosed
50,000-70,000
Treated
15,000-25,000

*Manne-Goehler J, Reich MR, Wirtz VJ. Access to Care for Chagas Disease in the United States: A Health Systems Analysis. The American Journal of Tropical Medicine and Hygiene. 2015;93(1):108-13

15 | Corporate Overview
KALOBIOS

 Building The Benznidazole Franchise: LATAM Commercial   8-10 million estimated patients, 120 million people at risk, 300,000 new cases a year, 12-14,000 deaths Large volume, lower cost commercial opportunity vs. US; potential for pricing differentiation with multiple KBIO benz versions according to manufacturing source US FDA approved product has significant advantages in this market to local companiesSignificant market opportunity Synergies with other anti-infectives product or cardiovascular companiesHF companies have begun local Chagas heart failure market expansion programs Potential for strategic licensing/partnership with an anti-infectives or HF company with LATAM presence   | Corporate Overview   16

Building The Benznidazole Franchise: LCM Possibilities (Not Prioritized) Could Add Upside To US and LATAM Commercial

- Longer length of dosing than 60 days in some patient types
- Once daily dosing formulations vs. twice or three times daily
- Once monthly or one-time only (oral? parenteral?)
- Orally dispersible tablet; ready-to-use oral liquid; parenteral formulations

- Different patient populations in label (ped, adult, newborns, prevention of transmission to fetus)
- Expansion into existing HF patients
- Prevention of HF (+/- in combination with HF meds)
- Combination with other anti-Chagas meds
- Prevention of chronic symptoms

(KBIO will not focus on diagnostics development)

17 | Corporate Overview

KALOBIOS

 Building The Benznidazole Franchise: Priority Review Voucher (PRV) May Create Options for Significant Potential Return   | Corporate Overview   18  Range of disclosed sale prices for PRVs is $67.5MM - $350MM      Rare Pediatric Diseases (RPD)  Neglected Tropical Diseases (NTD)  Holder of PRV can receive priority review for any NDA/BLA PRV can be sold to company seeking a competitive jumpKaloBios open to novel potential PRV transaction structuresPRV sale could be part of an overall partnering package alongside other elements of the benz franchise

 Benznidazole Franchise Conclusions  Comprises US commercial (+/- HF linkages), LATAM commercial, manufacturing potential partnerships, LCM upside and PRV saleUS commercial footprint may allow for leverage with synergistic products and is small, focused and scalable Overall package valuable and significant portion of that value may be unlocked near-term, with PRV sale potentially occurring in late 2018  | Corporate Overview   19

 Lenzilumab  a potential pipeline in a product  | Corporate Overview   20

CMML overview

a rare hematologic cancer

Recently classified as separate disease with distinct natural history*

~1,100 Newly diagnosed US patients per year

60+ Age at diagnosis

20 Median overall survival rate in months

** Formerly classified as subtype of the myelodysplastic syndromes (MDS)*

KEY TAKEAWAYS

- High unmet need
- Patients typically unsuitable for stem cell transplant
- 40-90% patients show hypersensitivity to GM-CSF

21 | Corporate Overview

KALOBIOS

JMML overview

very rare, frequently lethal pediatric leukemia

~420 New US cases per year



Age of majority of patients at diagnosis is 4 years or younger

~52% Event-free survival rate at 5 years (with bone marrow transplant)

KEY TAKEAWAYS

- No FDA-approved treatment
- Clear unmet need
- Potential for a rare pediatric disease PRV
- GM-CSF hypersensitivity is hallmark
- Pediatric oncology largely ignored in clinical development

22 | Corporate Overview

KALOBIOS

Relatively Low Investment To Lenzilumab Inflection Point

~$2MM (2017 Q1 – Q4) | ~$1.4MM (2018 Q1 – Q2)

2017				2018	
Q1	Q2	Q3	Q4	Q1	Q2
	Apply: JMML Orphan Drug, Fast Track, Rare Pediatric status		CMML Phase 1 interim data analysis	FDA approval of JMML protocol; clinical drug supply available	**JMML Phase 1 study start**


CMML trial
FDA interaction
Select sites
FDA interaction
Value Inflection

23 | Corporate Overview

KALOBIOS

Building The Lenzilumab Franchise: Intentional Choices Of What To Develop To What Stage And What To Partner; SC Formulation   Develop CMML to interim data read Q4 2017Pivot to JMML and retain and develop to approval or partner prior, but keep interest in any potential PRV sale proceedsDevelop in Cytokine Release Syndrome, which rides on the huge interest in making CAR-T therapy more useful and consider partnering to CAR-T companies Retain and develop to data inflexion points in ped MS and neurofibromatosis and potentially to approval and commercialize as large market Orphan indications with no FDA-approved therapies Partner out CMML (and other hem oncology indications, eg, AMML, CML) Partner out ultra-Orphan indications ( RAS-opathies, Noonan) with expert ultra-Orphan companies   | Corporate Overview   24

 Lenzilumab Franchise Conclusions  Comprises US development and partnering, ex-US partnering, US focused Orphan commercial, LCM upside and PRV saleUS commercial Orphan footprint could be scaled independently or via partnerships Potential opportunity to benefit from CAR-T interest US and ex-US ultra-Orphan potential partnerships with expert players adds further valueOverall potential for significant value through LCM with additional indications around the ‘pipeline-in-a-product’ strategy, with PRV sale potentially adding non-dilutive capital in 3-4 years   | Corporate Overview   25

 Benznidazole franchise- Potential approval with market exclusivity plus potential PRV sale in 2018 - Standalone, highly-focused commercial product launch in US post-approval; partnership opps- 2019 commercial infrastructure can be leveraged with synergistic products- Large market in LATAM - LCM planLenzilumab franchise- Multiple potential indications plus potential PRV- Significant markets in Orphan areas - Multiple licensing and commercial opportunities - LCM plan New management with proven track record  30+ FDA approved drugs developed, approved, commercialized, licensed  Focus on High Commercial Potential, Rare/Neglected Diseases  | Corporate Overview   26

 Capitalization Summary as of 4/12/17  | Corporate Overview   27  Debt  $10.1 million      Common Shares Outstanding  15.0 million      Stock Options (WAEP $4.15)  1.8 million      Warrants (WAEP $13.52)  0.4 million      Fully Diluted Shares Outstanding  17.2 million  Note: share and per share amounts as of 12/31/16 Debt includes term loan financings

       Summary  Attractive asset portfolio with potential to deliver shareholder value quicklyUnique near-term/long-term potential value creation opportunity Business strategy that leverages existing U.S. regulatory and development incentives to build unique, high value franchises around key assetsDeeply focused new management team with a demonstrated track record of execution    | Corporate Overview   28